UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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SUN RIVER ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 27, 2014

Dear Fellow Stockholders:

Sun River Energy, Inc. received a demand from Shareholders, Michael and Debrah Edwards, Joseph Laakman, Dan Murray, Lana Murray, Charles Young, Robert Wade, Larry Townsend, Amy and George Fry, Brad Baughman, Rob Papa, Tom Byrum, Anthony Lancellotti, Greg Woodside, Michael Young, Robert Treece, Brett Wilkerson and Robert Gregg, who own a combined 4,516,885 shares representing 33.93% of the common stock, to hold a Special Meeting of Shareholders pursuant to Section 2.2 and 2.17 of the Bylaws of the Company.  Accordingly, the Board of Directors set a Record Date of March 11, 2014 and a Special Meeting of Shareholders for April 30, 2014.

You are invited to join us at our Special Meeting of Shareholders of Sun River Energy, Inc. on Wednesday, April 30, 2014, at 1 p.m. Central Daylight Savings Time, at the offices of one of our Directors, Mark Hall, at Lincoln Center II, 5420 LBJ Freeway, Suite 850, Dallas, Texas 75240.

Very truly yours,
/s/ Donal R. Schmidt, Jr.
Donal R. Schmidt, Jr.
Chairman of the Board of Directors

SUN RIVER ENERGY, INC.
5646 Milton Street, Suite 130
Dallas, Texas 75206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2014

To the Shareholders of SUN RIVER ENERGY, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of the Shareholders of Sun River Energy, Inc., a Colorado corporation (“Sun River” or the “Company”), will be held at 1:00 p.m., Central Daylight Savings Time, Dallas, Texas time, on April 30, 2014 at the offices of our Director, Mark Hall, at Lincoln Center II, 5420 LBJ Freeway, Suite 850, Dallas, Texas 75240, for the following purposes:

Shareholders, Michael and Debrah Edwards, Joseph Laakman, Dan Murray, Lana Murray, Charles Young, Robert Wade, Larry Townsend, Amy and George Fry, Brad Baughman, Rob Papa, Tom Byrum, Anthony Lancellotti, Greg Woodside, Michael Young, Robert Treece, Brett Wilkerson and Robert Gregg, who own a combined 4,516,885 shares representing 33.93% of the issued and outstanding Common Stock of the Company made written demand that the Company call a Special Meeting of Shareholders in order to vote on the proposals set forth in their demand letter.  The demand letter sets forth the following proposals to be voted on by the Shareholders of Sun River Energy, Inc.:

1)
To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Third Amended Verified Shareholders Derivative Petition filed by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.), Thimothy S. Wafford and James E. Pennington.  The items to be approved and ratified at the Special Meeting of Shareholders include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr. and his family limited partnership Sierra Foxtrot, LP, Thimothy S. Wafford and James E. Pennington (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;

c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

2)
Terminate Hamilton Lindley and the firm of Deans and Lyons as derivative counsel in the Derivative Litigation, effective immediately.  Shareholders demanding the Special Meeting are of the opinion Mr. Lindley has committed fraud upon the Company with respect to his billing records and his association with Harry McMillan. Consequently, Shareholders demanding the Special Meeting are of the opinion Mr. Lindley has breached his fiduciary duty to the Company and consequently the Shareholders;

3)	Dismiss all actions, with prejudice brought by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to the approval of Proposal 1, above.

4)
To the extent the Derivative Litigation is not dismissed, to form a committee (the “Committee”) consisting of the five (5) largest individual Shareholders who voted in the Special Meeting, willing to serve for the purpose of representing the Shareholders for the sole purpose of approving any attorney who represents the derivative plaintiffs in Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas.  The Committee will have full authority to retain or release any attorney by any derivative plaintiff for the purpose of prosecuting any derivative claim.  To the extent the Committee does not approve of an attorney, that attorney will not have the right to economic recovery of fees, after the date of the Special Meeting of Shareholders.

Our Board of Directors has fixed the close of business on March 11, 2014 as the record date for determining those shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

You may be required to present proof of share ownership (for example, a recent statement from your broker).

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To assure your representation at the Special Meeting of Stockholders, we ask that you vote as promptly as possible.  Your stock will be voted in accordance with the instructions you give in your proxy.  You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Special Meeting.

By Order of the Board of Directors /s/ Thimothy S. Wafford Thimothy S. Wafford Chief Operating Officer and Corporate Secretary

Dallas, Texas
March 27, 2014

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. “STREET NAME” SHAREHOLDERS WHO WISH TO VOTE THEIR SHARES IN PERSON WILL NEED TO OBTAIN A PROXY FROM THE PERSON IN WHOSE NAME THEIR SHARES ARE REGISTERED.

SUN RIVER ENERGY, INC.
5646 Milton Street, Suite 130
Dallas, Texas 75206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2014

PROXY STATEMENT

TIME, DATE AND PLACE OF SPECIAL MEETING

This proxy statement is furnished in response to a written demand for a Special Meeting of Shareholders to consider items specified in the written demand by Shareholders Michael and Debrah Edwards, Joseph Laakman, Dan Murray, Lana Murray, Charles Young, Robert Wade, Larry Townsend, Amy and George Fry, Brad Baughman, Rob Papa, Tom Byrum, Anthony Lancellotti, Greg Woodside, Michael Young, Robert Treece, Brett Wilkerson and Robert Gregg, who own a combined 4,516,885  shares representing 33.93% of the Common Stock of Sun River Energy, Inc. (“Sun River” or the “Company”), in compliance with the bylaws of the Company with the solicitation by the Board of Directors of Sun River Energy, Inc., a Colorado corporation (the “Company” or “Sun River”), of proxies from the holders of our common stock, par value $0.0001 per share, for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 1:00 p.m., Central Daylight Savings Time, Dallas, Texas time, on April 30, 2014 at the offices of our Director, Mark Hall, at Lincoln Center II, 5420 LBJ Freeway, Suite 850, Dallas, Texas 75240, on April 30, 2014, and at any adjournments or postponements thereof pursuant to the enclosed Notice of Special Meeting.

RECORD DATE AND VOTING SECURITIES OUTSTANDING

Our Board of Directors has fixed the record date for the special meeting as of the close of business on March 11, 2014.  Holders of the Company's Common Stock, at the close of business on the record date will be entitled to one vote per share on all proper business brought before the Special Meeting.  At the close of business on March 11, 2014, the record date fixed for the determination of stockholders entitled to notice of and to vote at the meeting, there were 13,313,287 shares of the Company's Common Stock, $.0001 par value (the "Common Stock"), issued and outstanding.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Special Meeting or by filing with the secretary of Sun River Energy, Inc. or by its transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas, 75034 a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Special Meeting.

The cost of preparing, assembling and mailing this proxy statement, the Notice of Special Meeting and the enclosed proxy is to be borne by Shareholder Charles Young. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries.  The Company has not retained a professional proxy solicitor or other firm to assist it, for compensation with the solicitation of proxies, although it may do so if deemed appropriate.  We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

PURPOSES OF THE SPECIAL MEETING

At the Special Meeting, our shareholders will consider and vote upon the following matters:

1)
To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Third Amended Verified Shareholders Derivative Petition filed by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.), Thimothy S. Wafford and James E. Pennington.  The items to be approved and ratified at the Special Meeting of Shareholders include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr. and his family limited partnership Sierra Foxtrot, LP, Thimothy S. Wafford and James E. Pennington (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

2)
Terminate Hamilton Lindley and the firm of Deans and Lyons as derivative counsel in the Derivative Litigation, effective immediately.  Shareholders demanding the Special Meeting are of the opinion Mr. Lindley has committed fraud upon the Company with respect to his billing records and his association with Harry McMillan. Consequently, Shareholder demanding the Special Meeting are of the opinion Mr. Lindley has breached his fiduciary duty to the Company and consequently the Shareholders;

3)	Dismiss all actions, with prejudice brought by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to the approval of Proposal 1, above.

4)
To the extent the Derivative Litigation is not dismissed, to form a committee (the “Committee”) consisting of the five (5) largest individual Shareholders who voted in the Special Meeting, willing to serve for the purpose of representing the Shareholders for the sole purpose of approving any attorney who represents the derivative plaintiffs in Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas.  The Committee will have full authority to retain or release any attorney by any derivative plaintiff for the purpose of prosecuting any derivative claim.  To the extent the Committee does not approve of an attorney that attorney will not have the right to economic recovery of fees, after the date of the Special Meeting of Shareholders.

Unless contrary instructions are indicated on the enclosed proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth herein) will be voted (a) “FOR” the settlement of the Derivative Litigation under the terms set forth in the section titled “Proposal 1:  Settlement of Derivative Litigation”, (b) “FOR” the termination of Hamilton Lindley and the law firm of Deans and Lyons as derivative counsel in the Derivative Litigation set forth in the section titled “Proposal 2:  Termination of Derivate Counsel”, (c) “FOR” dismissal all actions, with prejudice brought by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas as set forth in the section titled “Proposal 3:  Dismissal of Derivative Litigation”, and (d) “FOR” creation of the Committee set forth in the section titled “Proposal 4: Derivative Litigation Committee”.  According to the bylaws of the Company no other business may properly come before the Special Meeting.  In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder’s shares will be voted in accordance with the specification so made.

If any Proposal set forth herein is found to be invalid under the laws of the state of Colorado, such invalidity of any such Proposal shall not affect any remaining Proposals.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Our Board of Directors has set the close of business on March 11, 2014, as the record date for determining which of our shareholders are entitled to notice of, and to vote, at the Special Meeting.  As of the record date, there were 13,313,287 shares of common stock that are entitled to be voted at the Special Meeting. Each share of common stock is entitled to one vote on each matter submitted to shareholders for approval at the Special Meeting.

To carry on the business of the Special Meeting, we must have a quorum. Under the Company’s bylaws, the attendance, in person or by proxy, of the holders of at least one-third of the outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for all matters proposed. Except as noted below, votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Special Meeting will be required for approval of all proposals covered by this proxy statement. If a shareholder provides specific voting instructions, his or her shares will be voted as instructed.  If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder’s shares will be voted FOR Proposals 1 and 2 as recommended by 16 out of 17 of the Shareholders demanding the Special Meeting.  One out of 17 of the Shareholders, holding 181,003 shares, demanding the Special Meeting made no recommendation for Proposals 1 and 2. If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder’s shares will be voted FOR Proposals 3, and 4, as recommended by 17 out of 17 of the Shareholders demanding the Special Meeting.  If less than a quorum of the outstanding shares entitled to vote is represented at the Special Meeting, a majority of the shares so represented may adjourn the Special Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Prior to the Special Meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Special Meeting and will be counted as votes cast at the Special Meeting, but will not be counted as votes cast for or against any given matter.

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal, such as Proposal 1. This vote is called a “broker non-vote.”

Abstentions and broker non-votes will count for quorum determination purposes. However, abstentions and broker non-votes will not be included in any vote totals and, therefore, will have no effect on the outcome of the vote on any matter.

PROPOSAL 1:  SETTLEMENT OF DERIVATIVE LITIGATION

The Shareholders demanding the Special Meeting of Shareholders make the following proposal:

To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Third Amended Verified Shareholders Derivative Petition filed by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.), Thimothy S. Wafford and James E. Pennington.  The items to be approved and ratified at the Special Meeting of Shareholders, include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington (the “Debt”);
b.	All stock awards paid to the directors and employees;

c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr. and his family limited partnership Sierra Foxtrot, LP, Thimothy S. Wafford and James E. Pennington (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

Vote Required and Recommendation

Under Colorado law and Sun River Energy, Inc.’s governing documents, one third of the shares of our Common Stock outstanding as of the record date constitutes as quorum.  If a quorum exists, Proposal 1 is approved if the Common Stock votes cast in favor of Proposal 1 exceeds the votes cast opposing  Proposal 1.

Shares of our Common Stock are entitled to one vote per share.

16 out of 17 Shareholders demanding the Special Meeting recommend a vote “FOR” settlement of the Derivative Action.  One out of 17 of the Shareholders, holding 181,003 shares, demanding the Special Meeting made no recommendation.

PROPOSAL 2:  TERMINATION OF DERIVATIVE COUNSEL

The Shareholders demanding the Special Meeting of Shareholders make the following proposal:

Terminate Hamilton Lindley and the firm of Deans and Lyons as derivative counsel in the Derivative Litigation, effective immediately.  Shareholders demanding the Special Meeting are of the opinion Mr. Lindley has committed fraud upon the Company with respect to his billing records and his association with Harry McMillan. Consequently, Shareholders demanding the Special Meeting are of the opinion Mr. Lindley has breached his fiduciary duty to the Company and consequently the Shareholders.

Vote Required and Recommendation

Under Colorado law and Sun River Energy, Inc.’s governing documents, one third of the shares of our Common Stock outstanding as of the record date constitutes as quorum.  If a quorum exists, Proposal 2 is approved if the Common Stock votes cast in favor of Proposal 2 exceeds the votes cast opposing  Proposal 2.

Shares of our Common Stock are entitled to one vote per share.

16 out of 17 Shareholders demanding the Special Meeting recommend a vote “FOR” termination of Hamilton Lindley and the firm of Deans & Lyons as derivative counsel in the Derivative Litigation.  One out of 17 of the Shareholders, holding 181,003 shares, demanding the Special Meeting made no recommendation.

PROPOSAL 3:  DISMISSAL OF DERIVATIVE LITIGATION

The Shareholders demanding the Special Meeting of Shareholders make the following proposal:

Dismiss all actions, with prejudice brought by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to the approval of Proposal 1, above.

Vote Required and Recommendation

Under Colorado law and Sun River Energy, Inc.’s governing documents, one third of the shares of our Common Stock outstanding as of the record date constitutes as quorum.  If a quorum exists, Proposal 3 is approved if the Common Stock votes cast in favor of Proposal 3 exceeds the votes cast opposing  Proposal 3.

Shares of our Common Stock are entitled to one vote per share.

17 out of 17 Shareholders demanding the Special Meeting recommend a vote “FOR” Dismissal of the Derivative Action.

PROPOSAL 4: DERIVATIVE LITIGATION COMMITTEE

The Shareholders demanding the Special Meeting of Shareholders make the following proposal:

To the extent the Derivative Litigation is not dismissed, to form a committee (the “Committee”) consisting of the five (5) largest individual Shareholders who voted in the Special Meeting, willing to serve for the purpose of representing the Shareholders for the sole purpose of approving any attorney who represents the derivative plaintiffs in Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas.  The Committee will have full authority to retain or release any attorney by any derivative plaintiff for the purpose of prosecuting any derivative claim.  To the extent the Committee does not approve of an attorney that attorney will not have the right to economic recovery of fees, after the date of the Special Meeting of Shareholders.

Vote Required and Recommendation

Under Colorado law and Sun River Energy, Inc.’s governing documents, one third of the shares of our Common Stock outstanding as of the record date constitutes as quorum.  If a quorum exists, Proposal 4 is approved if the Common Stock votes cast in favor of Proposal 4 exceeds the votes cast opposing Proposal 4.

Shares of our Common Stock are entitled to one vote per share.

17 out of 17 Shareholders demanding the Special Meeting recommend a vote “FOR” creation of a Derivative Litigation Committee.

OTHER BUSINESS

Under Section 2.2(ii) of the Company’s bylaws, when the Company receives one or more written demands for a Special Meeting in compliance with the bylaws then the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the demand.  This Special Meeting is called in response to a written demand for a special meeting and therefore there shall be no other business.  The bylaws allow the Board of Directors to add additional proposals; the Board of Directors has not done so.

HOUSEHOLDING OF SPECIAL MEETING DOCUMENTS

As and to the extent permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.

Shareholders residing at the same address who currently receive only one copy of the Proxy Statement and who would like to receive an additional copy of the Proxy Statement for this Special Meeting or in the future may contact our Corporate Secretary by mail to the Corporate Secretary, 5646 Milton Street, Suite 130, Dallas, Texas 75206. The Company will promptly deliver, upon written or oral request, a separate copy of these proxy materials to a shareholder at a shared address to which a single copy of such documents was delivered.  In addition, if you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Company stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Corporate Secretary at the above address.

By Order of the Board of Directors /s/ Thimothy S. Wafford Thimothy S. Wafford Chief Operating Officer and Corporate Secretary

SUN RIVER ENERGY, INC.

SPECIAL MEETING OF SHAREHOLDERS – APRIL 30, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SUN RIVER ENERGY, INC.

The undersigned hereby appoints Thimothy S. Wafford with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $0.0001 par value per share, of Sun River Energy, Inc., a Colorado corporation (the “Company”), held of record by the undersigned on March 11, 2014 at the Special Meeting of Shareholders to be held on Wednesday, April 30, 2014, or at any adjournments or postponements thereof.

Proposals to be voted on at the Special Meeting are listed below along with the recommendations of 16 of 17 of the Shareholders demanding the Special Meeting.  One of the 17 Shareholders demanding the Special Meeting made no recommendation either FOR or AGAINST Proposal 1 or Proposal 2.

16 out of 17 of the Shareholders demanding the Special Meeting recommend you vote FOR the following:

Proposal 1.	Settlement of Derivative Litigation.

To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Third Amended Verified Shareholders Derivative Petition filed by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.), Thimothy S. Wafford, and James E. Pennington regarding the notes and mortgage held by Sierra Foxtrot, LP, Thimothy S. Wafford and James E. Pennington.  The items to be approved and ratified at the Special Meeting of Shareholders, include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr. and his family limited partnership Sierra Foxtrot, LP, Thimothy S. Wafford and James E. Pennington (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

Continued:

16 out of 17 of the Shareholders demanding the Special Meeting recommend you vote FOR the following:

Proposal 1.	Settlement of Derivative Litigation (Continued)

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

[  ]    FOR                                [  ]    AGAINST                                           [  ]    ABSTAIN

16 out of 17 of the Shareholders demanding the Special Meeting recommend you vote FOR the following:

Proposal 2.	Termination of Derivative Counsel

To terminate Hamilton Lindley and the firm of Deans and Lyons as derivative counsel in the Derivative Litigation, effective immediately.

[  ]    FOR                                [  ]    AGAINST                                           [  ]    ABSTAIN

17 out of 17 of the Shareholders demanding the Special Meeting recommend you vote FOR the following:

Proposal 3.	Dismissal of Derivative Litigation

To dismiss all actions, with prejudice brought by Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to the approval of Proposal 1, above.

[  ]    FOR                                [  ]    AGAINST                                           [  ]    ABSTAIN

17 out of 17 of the Shareholders demanding the Special Meeting recommend you vote FOR the following:

Proposal 4.	Derivative Litigation Committee

To the extent the Derivative Litigation is not dismissed, to form a committee (the “Committee”) consisting of the five (5) largest individual Shareholders who voted in the Special Meeting, willing to serve for the purpose of representing the Shareholders for the sole purpose of approving any attorney who represents the derivative plaintiffs in Colin Richardson, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas.  The Committee will have full authority to retain or release any attorney by any derivative plaintiff for the purpose of prosecuting any derivative claim.  To the extent the Committee does not approve of an attorney that attorney will not have the right to economic recovery of fees, after the date of the Special Meeting of Shareholders.

[  ]    FOR                                [  ]    AGAINST                                           [  ]    ABSTAIN

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This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3 and 4.

Dated: _________________________, 2014	____________________________________
Shareholder Signature

____________________________________
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